Rule 10f-3 Acquisition of Securities from an Affiliate - January 1, 2003 through March 31, 2003
                      Concast Corporation 5.5%, 3/15/2001

Security Information
------------------------------------------------------------------------------------------------------------------------------------
                                          Security Purchased              Comparison Security             Comparison Security
------------------------------------------------------------------------------------------------------------------------------------
Issuer                                 COMCAST     STANDARD PACIFIC     LIBERTY
                                     CORPORATION      CORPORATION   PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
Underwriters                       JPM, Merrill, Morgan, ABN, BofA, Salomon, Banc One, Comerica,   CSFB, UBS, Lehman, Banc One,
                                   Banc One, Bk of NY, Barclays,    Fleet, PNC                     Goldman, JPM, Salomon, Wachovia
                                   BNP, DBSI, Dresdner, Fleet,
                                   Goldman, RBC, Salmon, Scotia
------------------------------------------------------------------------------------------------------------------------------------
Years of continuous operation,                             > 3 years                       > 3years                        > 3 years
including predecessors
------------------------------------------------------------------------------------------------------------------------------------
Security                                                  CMCSA 5.5%,                     SPF 7.75%,                     LRY 6.375%,
                                                            3/15/2011                      3/15/2013                       8/15/2012
------------------------------------------------------------------------------------------------------------------------------------
Is the affiliate a                                         Co-manager                            N/A                             N/A
manager or co-manager of
offering?
------------------------------------------------------------------------------------------------------------------------------------
Name of underwriter or dealer from                         JPM Chase                            N/A                              N/A
which purchased
------------------------------------------------------------------------------------------------------------------------------------
Firm commitment underwriting?                                    Yes                            Yes                              Yes
------------------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                                3/12/2003                       3/4/2003                        8/19/2002
------------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of offering                                 $  -                             $-                             $  -
sold to QIBs
------------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any                             $ 750,000,000                 $  125,000,000                   $  235,000,000
concurrent public offering
------------------------------------------------------------------------------------------------------------------------------------
Total                                                  $ 750,000,000                 $  125,000,000                   $  235,000,000
------------------------------------------------------------------------------------------------------------------------------------
Public offering price                                        $ 99.55                       $  99.14                         $  99.56
------------------------------------------------------------------------------------------------------------------------------------
Price paid if other than public                                  N/A                            N/A                              N/A
offering price
------------------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                                         0.64%                          1.00%                            0.65%
commission
------------------------------------------------------------------------------------------------------------------------------------
Rating                                                      Baa3/BBB                         Ba2/BB                         Baa2/BBB
------------------------------------------------------------------------------------------------------------------------------------
Current yield                                                  5.52%                          7.82%                            6.40%
------------------------------------------------------------------------------------------------------------------------------------


Fund Specific Information
------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Offering
                                   Total Par Value      $ Amount of    Purchased by      Security         Fund
                            Board    Purchased            Purchase        the Fund      Performance     Performance      Sell Date*
------------------------------------------------------------------------------------------------------------------------------------
New York Funds
------------------------------------------------------------------------------------------------------------------------------------
Asset Management III      New York      $ 20,000.00       $19,911.00          0.00%           0.88%          0.62%     Still held at
Portfolio                                                                                                                    3/31/03
------------------------------------------------------------------------------------------------------------------------------------
Total                                   $ 20,000.00       $19,911.00          0.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
             Rule 10f-3 Acquisition of Securities from an Affiliate - October 1, 2002 through December 31, 2002
                          Asset Management II Portfolio
------------------------------------------------------------------------------------------------------------------------------
                                       Security Purchased            Comparison Security            Comparison Security
------------------------------------------------------------------------------------------------------------------------------
Issuer                             HOUSEHOLD AUTOMOTIVE TRUST   TOYOTA AUTO RECEIVABLES OWNER      MMCA AUTOMOBILE TRUST
------------------------------------------------------------------------------------------------------------------------------
Underwriters                     DBSI, BofA, Barclays, Banc    BofA, Morgan Stanley,          JP Morgan, DBSI, Merrill,
                                 One, JP Morgan                Barclays, DBSI, Banc One,      Morgan Stanley, Salomon
                                                               Coutrywide, Lehman, Merrill,
                                                               JP Morgan, CSFB, Salomon
------------------------------------------------------------------------------------------------------------------------------
Years of continuous operation,                        > 3 years                      > 3 years                      > 3 years
including predecessors
------------------------------------------------------------------------------------------------------------------------------
Security                                   HAT 3.44%, 5/18/2009       TAOT 1.43125%, 5/15/2009       MMCA 2.88875%, 4/16/2007
------------------------------------------------------------------------------------------------------------------------------
Is the affiliate a manager or                              Lead                     Co-manager                     Co-manager
co-manager of offering?
------------------------------------------------------------------------------------------------------------------------------
Name of underwriter or dealer                              BofA                            N/A                            N/A
from which purchased
------------------------------------------------------------------------------------------------------------------------------
Firm commitment underwriting?                               Yes                            Yes                            Yes
------------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                          11/21/2002                     10/31/2002                      10/3/2001
------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of offering                             $ -                            $ -                            $ -
sold to QIBs
------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any                       $  238,000,000                 $  207,000,000                 $  339,400,000
concurrent public offering
------------------------------------------------------------------------------------------------------------------------------
Total                                            $  238,000,000                 $  207,000,000                 $  339,400,000
------------------------------------------------------------------------------------------------------------------------------
Public offering price                                   $ 99.98                      $  100.00                      $  100.00
------------------------------------------------------------------------------------------------------------------------------
Price paid if other than public                             N/A                            N/A                            N/A
offering price
------------------------------------------------------------------------------------------------------------------------------
Underwriting spread or commission                         2.55%                          2.50%                          2.45%
------------------------------------------------------------------------------------------------------------------------------
Rating                                                  Aaa/AAA                        Aaa/AAA                        Aaa/AAA
------------------------------------------------------------------------------------------------------------------------------
Current yield                                             3.44%                          1.43%                          2.89%
------------------------------------------------------------------------------------------------------------------------------
Total par value purchased                               165,000                            N/A                            N/A
------------------------------------------------------------------------------------------------------------------------------
$ amount of purchase                                 $  164,975                            N/A                            N/A
------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by fund                           0.07%                            N/A                            N/A
------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                                9.65%                            N/A                            N/A
associated funds
------------------------------------------------------------------------------------------------------------------------------
Total                                                     9.72%                            N/A                            N/A
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
             Rule 10f-3 Acquisition of Securities from an Affiliate - October 1, 2002 through December 31, 2002
                                               Asset Management III Portfolio
------------------------------------------------------------------------------------------------------------------------------
                                       Security Purchased            Comparison Security            Comparison Security
------------------------------------------------------------------------------------------------------------------------------
Issuer                             HOUSEHOLD AUTOMOTIVE TRUST   TOYOTA AUTO RECEIVABLES OWNER      MMCA AUTOMOBILE TRUST
------------------------------------------------------------------------------------------------------------------------------
Underwriters                     DBSI, BofA, Barclays, Banc    BofA, Morgan Stanley,          JP Morgan, DBSI, Merrill,
                                 One, JP Morgan                Barclays, DBSI, Banc One,      Morgan Stanley, Salomon
                                                               Coutrywide, Lehman, Merrill,
                                                               JP Morgan, CSFB, Salomon
------------------------------------------------------------------------------------------------------------------------------
Years of continuous operation,                        > 3 years                      > 3 years                      > 3 years
including predecessors
------------------------------------------------------------------------------------------------------------------------------
Security                                   HAT 3.44%, 5/18/2009       TAOT 1.43125%, 5/15/2009       MMCA 2.88875%, 4/16/2007
------------------------------------------------------------------------------------------------------------------------------
Is the affiliate a manager or                              Lead                     Co-manager                     Co-manager
co-manager of offering?
------------------------------------------------------------------------------------------------------------------------------
Name of underwriter or dealer                              BofA                            N/A                            N/A
from which purchased
------------------------------------------------------------------------------------------------------------------------------
Firm commitment underwriting?                               Yes                            Yes                            Yes
------------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                          11/21/2002                     10/31/2002                      10/3/2001
------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of offering                             $ -                            $ -                            $ -
sold to QIBs
------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any                       $  238,000,000                 $  207,000,000                 $  339,400,000
concurrent public offering
------------------------------------------------------------------------------------------------------------------------------
Total                                            $  238,000,000                 $  207,000,000                 $  339,400,000
------------------------------------------------------------------------------------------------------------------------------
Public offering price                                   $ 99.98                      $  100.00                      $  100.00
------------------------------------------------------------------------------------------------------------------------------
Price paid if other than public                             N/A                            N/A                            N/A
offering price
------------------------------------------------------------------------------------------------------------------------------
Underwriting spread or commission                         2.55%                          2.50%                          2.45%
------------------------------------------------------------------------------------------------------------------------------
Rating                                                  Aaa/AAA                        Aaa/AAA                        Aaa/AAA
------------------------------------------------------------------------------------------------------------------------------
Current yield                                             3.44%                          1.43%                          2.89%
------------------------------------------------------------------------------------------------------------------------------
Total par value purchased                                80,000                            N/A                            N/A
------------------------------------------------------------------------------------------------------------------------------
$ amount of purchase                                  $  79,988                            N/A                            N/A
------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by fund                           0.03%                            N/A                            N/A
------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                                9.69%                            N/A                            N/A
associated funds
------------------------------------------------------------------------------------------------------------------------------
Total                                                     9.72%                            N/A                            N/A
------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
             Rule 10f-3 Acquisition of Securities from an Affiliate - October 1, 2002 through December 31, 2002
                                               Asset Management III Portfolio
-----------------------------------------------------------------------------------------------------------------------------
                                       Security Purchased            Comparison Security            Comparison Security
-----------------------------------------------------------------------------------------------------------------------------
Issuer                             WFS FINANCIAL OWNER TRUST     HOUSEHOLD AUTOMOTIVE TRUST             CHUBB CORP.
-----------------------------------------------------------------------------------------------------------------------------
Underwriters                     BofA, DBSI, Salomom           DBSI, CSFB, BofA, JP Morgan    Goldman, DBSi, JP Morgan
-----------------------------------------------------------------------------------------------------------------------------
Years of continuous operation,                        > 3 years                      > 3 years                      > 3 years
including predecessors
-----------------------------------------------------------------------------------------------------------------------------
Security                                 WESTO 3.11%, 8/20/2010     HAT 02-1 A4 4.39, 05/18/09              CB 6%, 11/15/2011
-----------------------------------------------------------------------------------------------------------------------------
Is the affiliate a manager or                        Co-manager                     Co-manager                     Co-manager
co-manager of offering?
-----------------------------------------------------------------------------------------------------------------------------
Name of underwriter or dealer                              CSFB                            N/A                            n/a
from which purchased
-----------------------------------------------------------------------------------------------------------------------------
Firm commitment underwriting?                               Yes                            Yes                            Yes
-----------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                          10/31/2002                      5/22/2002                     11/15/2001
-----------------------------------------------------------------------------------------------------------------------------
Total dollar amount of offering                             $ -                                                           $ -
sold to QIBs
-----------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any                       $  162,500,000                 $  218,000,000                 $  400,000,000
concurrent public offering
-----------------------------------------------------------------------------------------------------------------------------
Total                                            $  162,500,000                 $  218,000,000                 $  400,000,000
-----------------------------------------------------------------------------------------------------------------------------
Public offering price                                   $ 99.98                        $ 99.98                        $ 99.22
-----------------------------------------------------------------------------------------------------------------------------
Price paid if other than public                             N/A                            N/A                            N/A
offering price
-----------------------------------------------------------------------------------------------------------------------------
Underwriting spread or commission                         0.24%                         0.255%                          0.45%
-----------------------------------------------------------------------------------------------------------------------------
Rating                                                  Aaa/AAA                            AAA                        Aa3/AA-
-----------------------------------------------------------------------------------------------------------------------------
Current yield                                             3.11%                          4.39%                          6.05%
-----------------------------------------------------------------------------------------------------------------------------
Total par value purchased                               100,000                            N/A                            N/A
-----------------------------------------------------------------------------------------------------------------------------
$ amount of purchase                                  $  99,982                            N/A                            N/A
-----------------------------------------------------------------------------------------------------------------------------
% of offering purchased by fund                           0.06%                            N/A                            N/A
-----------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                                4.91%                            N/A                            N/A
associated funds
-----------------------------------------------------------------------------------------------------------------------------
Total                                                     4.97%                            N/A                            N/A
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
             Rule 10f-3 Acquisition of Securities from an Affiliate - October 1, 2002 through December 31, 2002
                                                Asset Management II Portfolio
-----------------------------------------------------------------------------------------------------------------------------
                                       Security Purchased            Comparison Security            Comparison Security
-----------------------------------------------------------------------------------------------------------------------------
Issuer                           GENERAL ELECTRIC CAPITAL CORP.       WELLS FARGO & CO.          GOLDMAN SACHS GROUP INC.
-----------------------------------------------------------------------------------------------------------------------------
Underwriters                     DBSI, Credit Suisse, UBS      Bear Stearns, Credit Suisse,   Goldman, DBSI, Bk of Tokyo,
                                 Warburg                       Banc One, Goldman Sachs,       BNP Paribas, JP Morgan, ING,
                                                               Morgan Stanley, Wells Fargo    Edward Jones
-----------------------------------------------------------------------------------------------------------------------------
Years of continuous operation,                        > 3 years                      > 3 years                      > 3 years
including predecessors
-----------------------------------------------------------------------------------------------------------------------------
Security                                    GE 5.45%, 1/15/2013             WFC 5%, 11/15/2014            GS 5.5%, 11/15/2014
-----------------------------------------------------------------------------------------------------------------------------
Is the affiliate a manager or                        Joint lead                            N/A                     Co-manager
co-manager of offering?
-----------------------------------------------------------------------------------------------------------------------------
Name of underwriter or dealer         Warburg/Blaybock Partners                            N/A                            N/A
from which purchased
-----------------------------------------------------------------------------------------------------------------------------
Firm commitment underwriting?                               Yes                            Yes                            Yes
-----------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                           12/3/2002                      11/6/2002                      11/7/2002
-----------------------------------------------------------------------------------------------------------------------------
Total dollar amount of offering                             $ -                            $ -                            $ -
sold to QIBs
-----------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any                     $  2,000,000,000                 $  850,000,000               $  1,000,000,000
concurrent public offering
-----------------------------------------------------------------------------------------------------------------------------
Total                                            $2,000,000,000                   $850,000,000                 $1,000,000,000
-----------------------------------------------------------------------------------------------------------------------------
Public offering price                                   $ 99.69                        $ 99.05                        $ 99.88
-----------------------------------------------------------------------------------------------------------------------------
Price paid if other than public                             N/A                            N/A                            N/A
offering price
-----------------------------------------------------------------------------------------------------------------------------
Underwriting spread or commission                         0.43%                          0.48%                          0.48%
-----------------------------------------------------------------------------------------------------------------------------
Rating                                                  Aaa/AAA                              A                         Aa3/A+
-----------------------------------------------------------------------------------------------------------------------------
Current yield                                             5.47%                          5.05%                          5.51%
-----------------------------------------------------------------------------------------------------------------------------
Total par value purchased                               250,000                            N/A                            N/A
-----------------------------------------------------------------------------------------------------------------------------
$ amount of purchase                                   $249,227                            N/A                            N/A
-----------------------------------------------------------------------------------------------------------------------------
% of offering purchased by fund                           0.01%                            N/A                            N/A
-----------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                                0.48%                            N/A                            N/A
associated funds
-----------------------------------------------------------------------------------------------------------------------------
Total                                                     0.49%                            N/A                            N/A
-----------------------------------------------------------------------------------------------------------------------------

Rule 10f-3 Acquisition of Securities from an Affiliate - January 1, 2003 through March 31, 2003
                      Comcast Corporation 7.05%, 3/15/2003

Security Information
------------------------------------------------------------------------------------------------------------------------------------
                                               Security Purchased              Comparison Security         Comparison Security
------------------------------------------------------------------------------------------------------------------------------------
Issuer                                          COMCAST CORP.                   STANDARD PACIFIC                WEYERHAEUSER CO.
                                                                                       CORP.
------------------------------------------------------------------------------------------------------------------------------------
Underwriters                             JPM, Merrill, Morgan,               Goldman, Salomon,             JPM, Mogan Stanley,
                                         ABN, BofA, Banc One,                Lehman, Wells Fargo           BofA, CIBC, DBSI, PNC,
                                         Bk of NY, Barclays, BNP, DBSI,                                    RBC, Salomon, Scotia,
                                         Dresdner, Fleet,Goldman,                                          TD Securities, Wachovia
                                         RBC, Salomon, Scotia
----------------------------------------------------------------------------------------------------------------------------------
Years of continuous operation,                                  > 3 years                     > 3years                  > 3 years
including predecessors
----------------------------------------------------------------------------------------------------------------------------------
Security                                                     CMCSA 7.05%,                   SPF 7.75%,                  WY 6.875%,
                                                                3/15/2003                    3/15/2003                  12/15/2003
----------------------------------------------------------------------------------------------------------------------------------
Is the affiliate a                                             Co-manager                          N/A                  Co-manager
manager or co-manager of
offering?
----------------------------------------------------------------------------------------------------------------------------------
Name of underwriter or dealer from                                Merrill                          N/A                        N/A
which purchased
----------------------------------------------------------------------------------------------------------------------------------
Firm commitment underwriting?                                         Yes                          Yes                        Yes
----------------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                                     3/12/2003                     3/4/2003                 12/12/2002
----------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of offering sold                                   $-                           $-                         $-
to QIBs
----------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any concurrent                       $ 750,000,000                $ 125,000,000              $ 275,000,000
public offering
----------------------------------------------------------------------------------------------------------------------------------
Total                                                       $ 750,000,000                $ 125,000,000              $ 275,000,000
----------------------------------------------------------------------------------------------------------------------------------
Public offering price                                             $ 99.52                      $ 99.14                    $ 99.77
----------------------------------------------------------------------------------------------------------------------------------
Price paid if other than public                                       N/A                          N/A                        N/A
offering price
----------------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                                               0.88%                       1.00%                       0.88%
commission
----------------------------------------------------------------------------------------------------------------------------------
Rating                                                            Baa3/BBB                      Ba2/BB                   Baa2/BBB
----------------------------------------------------------------------------------------------------------------------------------
Current yield                                                       7.08%                        7.82%                      6.89%
----------------------------------------------------------------------------------------------------------------------------------

Fund Specific Information
----------------------------------------------------------------------------------------------------------------------------------
                                                                       % of Offering
                                     Total Par Value    $ Amount of   Purchased by the    Security      Fund
                              Board     Purchased        Purchase           Fund         Performance    Performance      Sell Date*
------------------------------------------------------------------------------------------------------------------------------------
New York Funds
------------------------------------------------------------------------------------------------------------------------------------
Asset Management I        New York        $635,000.00      $631,939.00             0.08%          3.12%       2.89%    Still held at
Portfolio                                                                                                                    3/31/03
------------------------------------------------------------------------------------------------------------------------------------
Asset Management II       New York         $75,000.00       $74,639.00             0.01%          3.12%       1.72%    Still held at
Portfolio                                                                                                                    3/31/03
------------------------------------------------------------------------------------------------------------------------------------
Asset Management III      New York         $35,000.00       $34,831.00             0.00%          3.12%       0.61%    Still held at
Portfolio                                                                                                                    3/31/03
------------------------------------------------------------------------------------------------------------------------------------
Total                                     $745,000.00      $741,409.00             0.09%
------------------------------------------------------------------------------------------------------------------------------------

* If a Fund executed multiple sales of a security, the final sale date is listed.



Rule 10f-3 Acquisitin of Securities from an Affiliate - January 1, 2003 through March 31, 2003
                    Household Finance Corp. 4.625%, 1/15/2008



Security Information
-----------------------------------------------------------------------------------------------------------------------------------
                                                Security Purchased            Comparison Security     Comparison Security
-----------------------------------------------------------------------------------------------------------------------------------
Issuer                                  HOUSEHOLD FINANCE CORP.              INTL LEASE FINANCE CORP. WELLS FARGO & CO.

-----------------------------------------------------------------------------------------------------------------------------------
Underwriters                           BofA, CSFB, HSBC, Salomon, DBSI,      Salomon, Morgan Stanley, Bear Stearns, CSFB, Banc One,
                                       JPMorgan, Merrill, UBS                Bank of NY               Goldman, Morgan, Wells Fargo
-----------------------------------------------------------------------------------------------------------------------------------
Years of continuous operation,                                     > 3 years                   > 3years                  > 3 years
including predecessors
-----------------------------------------------------------------------------------------------------------------------------------
Security                                                          HI 4.625%,                AIG 4.375%,          WFC 5%, 11/15/2014
                                                                   1/15/2008                 12/15/2005
-----------------------------------------------------------------------------------------------------------------------------------
Is the affiliate a                                                Co-manager                        N/A                         N/A
manager or co-manager of
offering?
-----------------------------------------------------------------------------------------------------------------------------------
Name of underwriter or dealer from                                      CSFB                        N/A                        N/A
which purchased
-----------------------------------------------------------------------------------------------------------------------------------
Firm commitment underwriting?                                            Yes                        Yes                        Yes
-----------------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                                         1/7/2003                 12/16/2002                  11/6/2002
-----------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of offering sold                                      $-                         $-                         $-
to QIBs
-----------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any concurrent                        $ 1,250,000,000              $ 160,000,000              $ 850,000,000
public offering
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                        $ 1,250,000,000              $ 160,000,000              $ 850,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Public offering price                                                $ 99.50                    $ 99.89                    $ 99.05
-----------------------------------------------------------------------------------------------------------------------------------
Price paid if other than public                                          N/A                        N/A                        N/A
offering price
-----------------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                                                  0.35%                     0.35%                       0.48%
commission
-----------------------------------------------------------------------------------------------------------------------------------
Rating                                                                 A2/A-                     A1/AA-                          A
-----------------------------------------------------------------------------------------------------------------------------------
Current yield                                                          4.65%                      4.38%                      5.05%
-----------------------------------------------------------------------------------------------------------------------------------

Fund Specific Information
------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Offering
                                     Total Par Value     $ Amount of     Purchased by the      Security       Fund
                              Board     Purchased          Purchase            Fund          Performance   Performance    Sell Date*
-----------------------------------------------------------------------------------------------------------------------------------
New York Funds
-----------------------------------------------------------------------------------------------------------------------------------
Asset Management I        New York       $1,715,000.00     $1,706,374.00              0.14%        0.51%      0.00%       1/7/2003
Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Asset Management III
Porfolio                  New York          $90,000.00        $89,547.00              0.01%        0.51%      0.00%       1/7/2003
-----------------------------------------------------------------------------------------------------------------------------------
Total                                    $1,805,000.00     $1,795,921.00              0.15%
-----------------------------------------------------------------------------------------------------------------------------------

* If a Fund executed multiple sales of a security, the final sale date is listed.



Rule 10f-3 Acquisitin of Securities from an Affiliate - January 1, 2003 through March 31, 2003
                     United Mexican States 6.375%, 1/16/2003



Security Information
-----------------------------------------------------------------------------------------------------------------------------------
                                             Security Purchased                Comparison Security              Comparison Security
-----------------------------------------------------------------------------------------------------------------------------------
Issuer                                  UNITED MEXICAN STATES               GENERAL ELECTRIC CAPITAL CORP.      WELLS FARGO & CO.
-----------------------------------------------------------------------------------------------------------------------------------
Underwriters                           JP Morgan, UBS,                      DBSI, CSFB,                         Bear Stearns, CSFB,
                                       Bear Stearns, DBSI, Lehman           UBS Warburg                         Banc One, Goldman,
                                                                                                                Morgan Stanley,
                                                                                                                Wells Fargo, DBSI
-----------------------------------------------------------------------------------------------------------------------------------
Years of continuous operation,                                     > 3 years                    > 3years                 > 3 years
including predecessors
-----------------------------------------------------------------------------------------------------------------------------------
Security                                                         MEX 6.375%,         GE 5.45%, 1/15/2003         WFC 5%, 11/15/2014
                                                                 1/16/2013
-----------------------------------------------------------------------------------------------------------------------------------
Is the affiliate a manager                                        Co-manager                  Joint lead                 Co-manager
or co-manager of offering?
-----------------------------------------------------------------------------------------------------------------------------------
Name of underwriter or dealer from                               UBS Warburg                         N/A                       N/A
which purchased
-----------------------------------------------------------------------------------------------------------------------------------
Firm commitment underwriting?                                            Yes                         Yes                       Yes
-----------------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                                         1/9/2003                   12/3/2002                10/30/2002
-----------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of offering sold                                      $-                          $-                        $-
to QIBs
-----------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any concurrent                        $ 2,000,000,000             $ 2,000,000,000             $ 850,000,000
public offering
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                        $ 2,000,000,000             $ 2,000,000,000             $ 850,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Public offering price                                                $ 98.09                     $ 99.69                   $ 99.05
-----------------------------------------------------------------------------------------------------------------------------------
Price paid if other than public                                          N/A                         N/A                       N/A
offering price
-----------------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                                                 0.40%                        0.43%                     0.48%
commission
-----------------------------------------------------------------------------------------------------------------------------------
Rating                                                             Baa2/BBB-                     Aaa/AAA                     Aa3/A
-----------------------------------------------------------------------------------------------------------------------------------
Current yield                                                          6.50%                       5.47%                     5.05%
-----------------------------------------------------------------------------------------------------------------------------------

Fund Specific Information
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Offering
                                       Total Par Value     $ Amount of    Purchased by the   Security     Fund
                              Board          Purchased        Purchase          Fund       Performance Performance      Sell Date*
-----------------------------------------------------------------------------------------------------------------------------------
New York Funds
-----------------------------------------------------------------------------------------------------------------------------------
Asset Management I         New York      $1,140,000.00   $1,118,260.00             0.06%      3.28%       (3.45%)   Still held at
Portfolio                                                                                                                 3/31/03
-----------------------------------------------------------------------------------------------------------------------------------
Asset Management III                                                                                                Still held at
Portfolio                  New York         $55,000.00      $53,951.00             0.00%      3.28%         0.00%         3/31/03
-----------------------------------------------------------------------------------------------------------------------------------
Total                                    $1,195,000.00   $1,172,211.00             0.06%
-----------------------------------------------------------------------------------------------------------------------------------

* If a Fund executed multiple sales of a security, the final sale date is listed.


Rule 10f-3 Acquisitin of Securities from an Affiliate - January 1, 2003 through March 31, 2003
                      Comcast Corporation 5.85%, 1/15/2010

Security Information
----------------------------------------------------------------------------------------------------------------------------------
                                           Security Purchased           Comparison Security            Comparison Security
----------------------------------------------------------------------------------------------------------------------------------
Issuer                                   COMCAST CORP.                 WALT DISNEY COMPANY             SIMON PROP. GROUP
----------------------------------------------------------------------------------------------------------------------------------
Underwriters                             JP Morgan, Merrill,         Goldman, Salomon, Lehman,      BofA, Merrill, DBSI
                                         Morgan, BofA, Salomon,      Wells Fargo
                                         ABN, Banc One, Barclays,
                                         BNP, BNY Capital Mkts.,
                                         DBSI, Desdner, Fleet,
                                         Goldman, RBC, Scotia
----------------------------------------------------------------------------------------------------------------------------------
Years of continuous operation,                            > 3 years                      > 3years                       > 3 years
including predecessors
----------------------------------------------------------------------------------------------------------------------------------
Security                                     CMCSA 5.85%, 1/15/2010         DIS 5.875%, 12/15/2017           SPG 6.35%, 8/28/2012
----------------------------------------------------------------------------------------------------------------------------------
Is the affiliate a manager                               Co-manager                            N/A                     Co-manager
or co-manager of offering?
----------------------------------------------------------------------------------------------------------------------------------
Name of underwriter or dealer from                   Morgan Stanley                           N/A                             N/A
which purchased
----------------------------------------------------------------------------------------------------------------------------------
Firm commitment underwriting?                                   Yes                           Yes                             Yes
----------------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                                1/7/2003                    12/16/2002                       8/15/2002
----------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of offering sold                             $-                           $ -                    $350,000,000
to QIBs
----------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any concurrent                  $600,000,000                  $300,000,000                             $ -
public offering
----------------------------------------------------------------------------------------------------------------------------------
Total                                                  $600,000,000                  $300,000,000                    $350,000,000
----------------------------------------------------------------------------------------------------------------------------------
Public offering price                                        $99.86                        $99.12                          $99.85
----------------------------------------------------------------------------------------------------------------------------------
Price paid if other than public                                 N/A                           N/A                             N/A
offering price
----------------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                                         0.63%                         0.63%                           0.65%
commission
----------------------------------------------------------------------------------------------------------------------------------
Rating                                                     Baa3/BBB                      Baa1/BBB+                       Baa1/BBB
----------------------------------------------------------------------------------------------------------------------------------
Current yield                                                 5.86%                         5.93%                           6.36%
----------------------------------------------------------------------------------------------------------------------------------

Fund Specific Information
----------------------------------------------------------------------------------------------------------------------------------
                                        Total Par                   % of Offering
                                          Value      $ Amount of     Purchased by     Security       Fund
                              Board     Purchased      Purchase        the Fund     Performance   Performance     Sell Date*
----------------------------------------------------------------------------------------------------------------------------------
New York Funds
----------------------------------------------------------------------------------------------------------------------------------
Asset Management I         New York     $925,000.00    $ 923,724.00           0.15%         0.44%      (3.45%)          1/29/2003
Portfolio
----------------------------------------------------------------------------------------------------------------------------------

Asset Management II        New York     $ 60,000.00      $59,917.00           0.01%         2.85%      (2.65%)          2/21/2003
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Asset Management III       New York     $ 25,000.00      $24,966.00           0.00%         2.85%      (0.92%)          2/21/2003
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Total                                 $1,010,000.00  $ 1,008,607.00           0.16%
----------------------------------------------------------------------------------------------------------------------------------

* If a Fund executed multiple sales of a security, the final sale date is listed.